UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2005

RemedyTemp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-5260	95-2890471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Enterprise, Aliso Viejo, California		92656
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-425-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On December 1, 2005, RemedyTemp, Inc. issued a press release announcing its fiscal results for its fourth quarter and year-ended October 2, 2005. RemedyTemp will hold an earnings call and Webcast at 1:30 p.m. Pacific Time, on December 1, 2005. A copy of the press release is attached to this current report on Form 8-K as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of RemedyTemp, Inc. issued on December 1, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RemedyTemp, Inc.

December 1, 2005	By:	/s/ Monty A. Houdeshell

Name: Monty A. Houdeshell
Title: Senior Vice President and Chief Administrative Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of RemedyTemp, Inc. issued on December 1, 2005